Shareholders' Equity	12 Months Ended
Mar. 31, 2024
Equity [Abstract]
Shareholders' Equity
14 - Shareholders’ Equity
Employee Benefit Trust
In September 2023, the Company established the EBT, constituted by a trust deed entered into by the Company and a professional trustee, with the principal purpose to facilitate the efficient and flexible settlement of share-based compensation arrangements with employees. The Company has the power to appoint and remove the trustee and therefore, consolidates the trust. The EBT may acquire newly issued ordinary shares or ADSs at a nominal value or the trustee of the EBT has the power to acquire ordinary shares or ADSs of the Company in the open market, which purchases may be funded by one or more loans from the Company to the EBT or non-repayable gifts made by the Company to the EBT. As of March 31, 2024, the EBT held 603,450 of ADSs purchased from the Company at par value. The market value of ADSs held by EBT on March 31, 2024 is $75.4 million. These ADSs were expected to be transferred out of the EBT, in order to settle future vesting of share-based compensation for employees. As the EBT is consolidated by the Company, ordinary shares or ADSs held by the EBT are considered authorized and issued but not outstanding for the computation of earnings per share.
Other Shareholder Distributions
In June 2021, the Company distributed its ownership in Treasure Data to the immediate shareholders of the Company at a value of $44.2 million. See Note 5 - Discontinued Operations for further details.
In March 2022, the Company distributed its ownership in Arm China to the immediate shareholders of the Company, which represented a non-cash distribution of $975.7 million.
In the fiscal year ended March 31, 2024, the Company distributed its receivable related to the Company’s sale of IoTP to the majority shareholder of the Company, which represented a non-cash distribution of $12.0 million. See Note 5 - Discontinued Operations for further details.